Exhibit 10.1

FORM OF

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of March 17, 2015, by and between Wheeler Real Estate Investment Trust, Inc., a Maryland corporation (the “Company”), and the purchaser identified on the signature page hereto (including its successors and assigns, the “Purchaser”). The Purchaser and all other purchasers entering into Securities Purchase Agreements in the same form as this Agreement concurrently herewith are collectively referred to herein as the “Purchasers.”

RECITALS

A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder, the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act. Each other Purchaser and the Company shall enter into a Securities Purchase Agreement in substantially the same form (collectively, the “Other Purchase Agreements”).

B. The Purchaser desires to purchase, and the Company desires to sell, upon the terms and subject to the conditions stated in this Agreement, (i) that aggregate number of shares of the Company’s Series C Mandatorily Convertible Cumulative Perpetual Preferred Stock, $1,000.00 liquidation preference per share (the “Series C Preferred Shares”), set forth below the Purchaser’s name on the signature page of this Agreement. When purchased, the Series C Preferred Shares will have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends and other distributions, qualifications, and terms and conditions of redemption set forth in the Articles Supplementary in the form attached as Exhibit A hereto (the “Articles Supplementary”) made a part of the Charter by the filing of the Articles Supplementary with the State Department of Assessments and Taxation of Maryland (the “Maryland SDAT”). The Series C Preferred Shares will convert into shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), subject to and in accordance with the terms and conditions of the Articles Supplementary.

C. The Purchasers are purchasing, in the aggregate, up to 90,000 Series C Preferred Shares pursuant to this Agreement and the Other Purchase Agreements.

D. The conversion of the Series C Preferred Shares into shares of Common Stock is referred to herein as the “Stock Conversion.”

E. Contemporaneously with the execution and delivery of this Agreement, the Company and each Purchaser shall execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (collectively, the “Registration Rights Agreements”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Underlying Shares under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.

F. The Company has engaged certain placement agents, for whom Compass Point Research & Trading, LLC is acting as the representative (collectively, the “Placement Agents”) for the offering of the Series C Preferred Shares.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the respective meanings indicated in this Article I:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any Governmental Entity.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is Controlled by or is under Common Control with such Person. For purposes of this Agreement only, with respect to the Purchaser, any investment fund or managed account that is managed or advised on a discretionary basis by the same investment manager or investment adviser as the Purchaser will be deemed to be an Affiliate of the Purchaser. For purposes of this Agreement, the Company and the Purchaser shall not be deemed Affiliates of one another.

“Agreement” has the meaning ascribed to such term in the Preamble.

“Articles Supplementary” has the meaning set forth in the Recitals.

“Board” means the Board of Directors of the Company.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Bylaws” has the meaning set forth in Section 2.2(a)(iii).

“Charter” means the charter of the Company, as amended and supplemented.

“Closing” means the closing of the purchase and sale of the Series C Preferred Shares pursuant to this Agreement and the simultaneous closing on the same date of the purchases and sales of the Series C Preferred Shares pursuant to the Other Purchase Agreements between the Company and the other Purchasers.

“Closing Date” means the date on which the Closing occurs.

“Closing Press Release” has the meaning set forth in Section 4.5.

“Code” means the Internal Revenue Code of 1986, as amended, and the Treasury Regulations.

“Common Stock” has the meaning set forth in the Recitals.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company Financial Statements” has the meaning set forth in Section 3.1(d)(i).

“Company Specified Representations” means the representations and warranties made in Sections 3.1(a), 3.1(b), and 3.1(c).

“Control” (including the terms “Controlling”, “Controlled by” or “under Common Control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, as such concepts are used and construed under Rule 405 under the Securities Act.

“DTC” means The Depository Trust Company.

“Effective Date” means the date on which the initial Registration Statement required by the terms of the Registration Rights Agreements is first declared effective by the SEC.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Governmental Entity” means any court, arbitrator, governmental or administrative agency or commission, regulatory authority or other governmental authority or instrumentality, whether federal, state, local or foreign, and any applicable industry self-regulatory organization or securities exchange (including the Principal Trading Market).

“Lien” means any lien, charge, claim, encumbrance, security interest, and right of first refusal, preemptive right or other restrictions of any kind.

“New York Courts” means the state and federal courts sitting in the State of New York.

“Maryland SDAT” has the meaning set forth in the Recitals.

“Material Adverse Effect” means any event, circumstance, occurrence, fact, condition, change or effect, individually or in the aggregate, that is materially adverse to (A) the financial condition, business affairs, properties, results of operations or business prospects of the Company and its subsidiaries considered as one enterprise, or (B) the ability of the Company to perform its obligations under the Transaction Documents or the validity or enforceability of this Agreement or the Series C Preferred Shares. As used in this Agreement, “business prospects” excludes any development resulting from any event, circumstance, development, change or effect (1) in general economic or business conditions, (2) in financial or securities markets generally, or (3) generally affecting the business or industry in which the Company operates.

“Memorandum” as used in this Agreement means the Company’s Preliminary Confidential Private Placement Memorandum, dated February 20, 2015, and Confidential Private Placement Memorandum dated March 12, 2015 inclusive of all exhibits and annexes, and all amendments, supplements and appendices thereto. Unless otherwise defined herein, each capitalized term used in this Agreement will have the same meaning as set forth in the Memorandum.

“Offering” means this offering of Series C Preferred Shares.

“Organizational Documents” means the charter, articles of incorporation, articles of association, operating agreement, partnership agreement, bylaws, or other similar organizational or operating documents, as applicable, pursuant to which a non-natural Person was formed or by which it is governed.

“Other Purchase Agreements” has the meaning set forth in the Recitals.

“Person” means a natural individual or a corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agents” has the meaning set forth in the Recitals.

“Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the Nasdaq Stock Market.

“Purchase Price” means $1,000.00 per Series C Preferred Share.

“Purchaser Deliverables” has the meaning set forth in Section 2.2(b).

“Purchaser Specified Representations” means the representations and warranties made in Sections 3.2(a), 3.2(b), 3.2(d), 3.2(e), 3.2(n) and 3.2(o).

“Registration Rights Agreements” has the meaning set forth in the Recitals.

“Registration Statement” means one or more registration statements meeting the requirements set forth in the Registration Rights Agreements and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreements).

“Regulation D” has the meaning set forth in the Recitals.

“Regulations” has the meaning set forth in Section 3.1(f).

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” has the meaning set forth in the Recitals.

“SEC Documents” has the meaning set forth in Section 3.1(d)(i).

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(iii).

“Securities” means the Series C Preferred Shares and the Underlying Shares.

“Securities Act” has the meaning set forth in the Recitals.

“Series C Preferred Shares” has the meaning set forth in the Recitals.

“Stockholder Approval” has the meaning set forth in Section 4.8.

“Short Sale Transaction” has the meaning set forth in Section 3.2(p).

“Short Sales” has the meaning set forth in Section 3.2(p).

“Stock Certificates” has the meaning set forth in Section 2.2(a)(ii).

“Stock Conversion” has the meaning set forth in the Recitals.

“Subscription Amount” means the aggregate amount to be paid by the Purchaser for the Series C Preferred Shares purchased hereunder as indicated on the Purchaser’s signature page to this Agreement under the heading “Aggregate Purchase Price (Subscription Amount)”.

“Subsidiary” means any non-natural Person in which the Company, directly or indirectly, owns sufficient capital stock or holds a sufficient equity or similar interest such that it is consolidated with the Company in the consolidated financial statements of the Company.

“Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in any over-the-counter market; provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Stock Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Other Purchase Agreements, the Articles Supplementary, the Registration Rights Agreements, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Transfer Agent” means Computershare Trust Company, N.A. or any successor transfer agent for the Company.

“Treasury” means the United States Department of the Treasury.

“Treasury Regulations” means the regulations promulgated by the Treasury under the Code.

“Underlying Shares” means the shares of Common Stock into which the Series C Preferred Shares will convert upon Stockholder Approval, subject to and in accordance with the Articles Supplementary.

ARTICLE II.

PURCHASE AND SALE

2.1 Closing.

(a) Purchase of Series C Preferred Shares. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to the Purchaser, and the Purchaser shall purchase from the Company, the number of Series C Preferred Shares set forth below the Purchaser’s name on the signature page of this Agreement at a per share price equal to the Purchase Price.

(b) Closing. The Closing shall take place on or approximately March 19, 2015 following the execution and delivery of this Agreement. The Closing shall take place at the offices of Hunton & Williams LLP, 951 E. Byrd St., Richmond, Va., 23219 or at such other locations or remotely by facsimile transmission or other electronic means as the Company and the Placement Agents may mutually agree.

(c) Delivery and Payment. The Purchaser shall deliver the Subscription Amount in immediately available funds by wire transfer to an account specified by Compass Point Research & Trading, LLC (“Compass Point”) and authorizes Compass Point to deliver the Subscription Amount on the undersigned’s behalf to the Company at Closing. At the Closing, the Company shall deliver to the Purchaser the Stock Certificates representing the number of Series C Preferred Shares set forth below the Purchaser’s name on the signature page of this Agreement at the address specified by such Purchaser on the signature page of this Agreement. If the Purchaser wishes to hold the purchased Series C Preferred Shares in book-entry form through the book-entry system of Computershare Trust Company, N.A. (the “Transfer Agent”), the Purchaser may so request on the signature page of this Agreement and the Transfer Agent will mail to the Purchaser, within two days of the Closing, a written statement evidencing the Purchaser’s ownership of the purchased Series C Preferred Shares.

2.2 Closing Deliveries.

(a) On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to the Purchaser the following (the “Company Deliverables”):

(i) this Agreement, duly executed by the Company;

(ii) one or more stock certificates (provided, however, that facsimile or “.pdf” copies of such certificates shall suffice for purposes of Closing with the original physical stock certificates to be delivered within five (5) Business Days of the Closing Date), representing the Series C Preferred Shares subscribed for by the Purchaser, registered in the name of the Purchaser or as otherwise set forth on the Investor Questionnaire of the Purchaser included as Exhibit C hereto, (the “Stock Certificates”) or the Transfer Agent will mail to the Purchaser, within two date after the Closing Date, a written statement evidencing the Purchaser’s ownership of the purchased shares of Series C Preferred Stock.

(iii) a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, certifying (A) the resolutions adopted by the Board approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (B) the current versions of the Charter and bylaws of the Company (the “Bylaws”), as amended, of the Company, and (C) as to the signatures and authority of natural Persons signing the Transaction Documents and related documents on behalf of the Company;

(iv) certificate of good standing of the Company issued by the Maryland SDAT as of a date within five (5) Business Days of the date of the Closing;

(v) evidence of the acceptance for record of the Articles Supplementary by the Maryland SDAT; and

(vi) the Registration Rights Agreements duly executed by the Company.

(b) On or prior to the Closing, the Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i) this Agreement, duly executed by the Purchaser;

(ii) its Subscription Amount, in U.S. dollars and in immediately available funds, by wire transfer in accordance with Section 2.1;

(iii) a fully completed and duly executed Investor Questionnaire, in the form attached hereto as Exhibit C;

(iv) a fully completed and duly executed Registration Statement Questionnaire, in the form attached hereto as Exhibit D; and

(iv) the Registration Rights Agreements duly executed by the Purchasers.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof (except for the representations and warranties that speak as of a specific date, which shall be made as of such date) to the Purchaser that:

(a) Organization; Execution, Delivery and Performance.

(i) The Company and each “significant subsidiary” (as such term is defined in Rule 1-02(w) of Regulation S-X of the Securities Act) of which the Company owns, directly or indirectly, a controlling interest, if any, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.

(ii) The Company has all requisite corporate power and authority to enter into and perform the Transaction Documents and to consummate the transactions contemplated hereby and thereby and to issue the Series C Preferred Shares in accordance with the terms hereof and thereof.

(iii) The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby have been duly authorized by the Board and no further consent or authorization of the Company, its Board, or its stockholders is required except as expressly contemplated by this Agreement or the Articles Supplementary.

(iv) Each of the Transaction Documents has been, or will be, duly executed and delivered by the Company by its authorized representative, and such authorized representative is a true and official representative with authority to sign each such document and the other documents or certificates executed in connection herewith and bind the Company accordingly.

(v) Each of the Transaction Documents constitutes, and upon execution and delivery thereof by the Company will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws regarding the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) Shares Duly Authorized. The Series C Preferred Shares and the Underlying Shares will be duly authorized in accordance with their terms, will be duly and validly issued, fully paid and non-assessable, and free from all taxes or Liens with respect to the issue thereof (other than taxes or Liens created by, under or through the Purchaser and the Other Purchasers), and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of stockholders of the Company and/or any other individual or entity.

(c) Conflicts.

(i) The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance of the Series C Preferred Shares and the Underlying Shares) will not:

(1) conflict with or result in a violation of any provision of the Charter or Bylaws;

(2) violate or conflict with, or result in a breach of any provision of, or constitute a default and/or an event of default (or an event which with notice or lapse of time or both could become a default and/or an event of default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company is a party, except for possible violations, conflicts or defaults as would not, individually or in the aggregate, have a Material Adverse Effect on the Company; or

(3) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or by which any property or asset of the Company is bound or affected, except for possible violation as would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

(d) SEC Information.

(i) Except as set forth in the SEC Documents, the Company has timely filed (subject to 12b-25 filings with respect to certain periodic filings) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Documents”). The SEC Documents have been made available to the Purchaser via the SEC’s EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, the SEC Documents when taken in their entirety with the Memorandum, shall not contain any untrue statements of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the date upon which they were made and the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents (“Company Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect at the time of the filing. The Company Financial Statements have been prepared in accordance with GAAP, consistently applied, during the periods involved except:

(1) as may be otherwise indicated in such financial statements or the notes thereto; or

(2) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements.

The Company Financial Statements fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries, if any, as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

(ii) Except as expressly set forth in the Company Financial Statements or in the SEC Documents, the Company has no liabilities, contingent or otherwise, other than:

(1) liabilities incurred in the ordinary course of business subsequent to September 30, 2014;

(2) obligations under contracts and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which, individually or in the aggregate, are not material to the consolidated financial condition or consolidated operating results of the Company; and

(3) all information relating to or concerning the Company and its officers, directors, employees, customers or clients (including, without limitation, all information regarding the Company’s internal financial accounting controls and procedures) set forth in the Memorandum and the SEC Documents, when taken together as a whole, does not contain an untrue statement of material fact or omit to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

(e) No Material Changes. Except as set forth in the Memorandum or in the SEC Documents, since September 30, 2014, there has not been (i) any material adverse change in the financial condition, operations or business of the Company from that shown on the Company Financial Statements, or any material transaction or commitment effected or entered into by the Company outside of the ordinary course of business; (ii) to the Company’s knowledge, any effect, change or circumstance which has had, or could reasonably be expected to have, a Material Adverse Effect; or (iii) any incurrence of any material liability outside of the ordinary course of business.

(f) Memorandum. The Memorandum has been diligently prepared by the Company, and, to the best of Company’s knowledge, is in compliance with Regulation D, the Securities Act and the requirements of all other rules and regulations (the “Regulations”) of the SEC relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those U.S. federal and state jurisdictions in which the Placement Agents notify the Company that the Series C Preferred is being offered for sale. With respect to actions taken by the Company, the Series C Preferred will be offered and sold pursuant to the registration exemption provided by Regulation D and Section 4(a)(2) of the Securities Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those U.S. federal and state jurisdictions in which the Placement Agents notify the Company that the Series C Preferred Shares are being offered for sale. The Memorandum describes all material aspects, including attendant material risks, of an investment in the Company. The Company has not taken nor will it take any action which conflicts with the conditions and requirements of, or which would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Regulation D or Section 4(a)(2) of the Securities Act, and knows of no reason why any such exemption would be otherwise unavailable to it. Neither the Company, nor, to the Company’s knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Series C Preferred Shares. The Company has not been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining it for failing to comply with Section 503 of Regulation D. The Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(g) REIT Qualifications. The Company made a timely election to be subject to tax as a real estate investment trust (a “REIT”) pursuant to Sections 856 through 860 of the Code, beginning with its taxable year ended December 31, 2012. The Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT. The Company’s current and proposed method of operation as described in the Memorandum will enable it to continue to meet the requirements for qualification and taxation as a REIT under the Code.

(h) Real Estate Investment Properties. As of the date of this Agreement, the non-binding letters of intent and purchase agreement, as applicable, relating to the acquisitions of the real estate investment properties, as described in the Memorandum, have been signed, have not been amended or terminated, and the Company has not received any notices of termination relating to such non-binding letters of intent and purchase agreement, as applicable.

3.2 Representations and Warranties of the Purchaser. The Purchaser represents and warrants as of the date hereof to the Company as follows:

(a) Organization; Authority. The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate, limited liability company, or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution, delivery and performance by the Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, limited liability company, partnership or similar action. This Agreement has been duly executed by the Purchaser. When delivered by the Purchaser in accordance with the terms hereof, this Agreement will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws regarding the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. The execution, delivery and performance by the Purchaser of this Agreement and the consummation by the Purchaser of the transactions contemplated hereby will not (i) result in a violation of the Organizational Documents of the Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of the Purchaser to perform its obligations hereunder.

(c) Consents and Approvals. Assuming the accuracy of the representations and warranties of the Company and the other parties to the Transaction Documents, no consents of any Governmental Entity are necessary to be obtained by the Purchaser for the consummation of the transactions contemplated by the Transaction Documents to which the Purchaser is a party.

(d) Investment Intent. The Purchaser understands that the Series C Preferred Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law. In addition, the Purchaser understands that the Company has provided confidential and non-public material information to it and such Purchaser will be restricted from transacting in the Company’s securities, under applicable securities laws, until such information is made publicly available by the Company. The Purchaser is acquiring the Series C Preferred Shares as principal for its own account and not with a view to, or for distributing or reselling such Series C Preferred Shares and the Underlying Shares or any part thereof in violation of the Securities Act or any applicable state securities laws; provided, however, that by making the representations herein, the Purchaser does not agree to hold any of the Series C Preferred Shares for any minimum period of time and reserves the right at all times to sell or otherwise dispose of all or any part of such Series C Preferred Shares and the Underlying Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. The Purchaser is acquiring the Series C Preferred Shares being acquired pursuant to this Agreement in the ordinary course of its business. The Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Series C Preferred Shares or any of the Underlying Shares so acquired (or any securities which are derivatives thereof) to or through any Person.

(e) Purchaser Status. At the time the Purchaser was offered the Series C Preferred Shares being acquired pursuant to this Agreement, it was, and at the date hereof it is, and on the Closing Date it will be, an “accredited investor” as defined in Rule 501(a) of Regulation D.

(f) No General Solicitation or General Advertising. The Purchaser is not purchasing the Series C Preferred Shares being acquired pursuant to this Agreement as a result of any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act).

(g) Experience of the Purchaser. The Purchaser has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Series C Preferred Shares being acquired pursuant to this Agreement, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Series C Preferred Shares being acquired pursuant to this Agreement and, at the present time, is able to afford a complete loss of such investment.

(h) Access to Information. The Purchaser acknowledges that it has received and reviewed the Memorandum and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Series C Preferred Shares being acquired pursuant to this Agreement and the merits and risks of investing in the Series C Preferred Shares being acquired pursuant to this Agreement; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect the Purchaser’s right to rely on the truth, accuracy and completeness of the Memorandum and the Company’s representations and warranties contained in the Transaction Documents. The Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Series C Preferred Shares being acquired pursuant to this Agreement.

(i) Independent Investment Decision. The Purchaser has independently evaluated the merits of its decision to purchase the Series C Preferred Shares being acquired pursuant to this Agreement, and the Purchaser confirms that it has not relied on the advice of any other Purchaser or any other Purchaser’s advisors and/or legal counsel in making such decision. The Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Series C Preferred Shares being acquired pursuant to this Agreement constitutes legal, tax or investment advice. The Purchaser understands that the Placement Agents have acted solely as the agents of the Company in the offering of the Series C Preferred Shares and the Purchaser has not relied on the advice of the Placement Agents or any of their respective agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to the Purchaser in connection with the transactions contemplated by the Transaction Documents.

(j) Reliance on Exemptions. The Purchaser understands that the Series C Preferred Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon (i) the truth and accuracy of the Purchaser’s Investor Questionnaire, (ii) truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of the Purchaser set forth herein, and (iii) the truth and accuracy of each other Purchaser’s Investor Questionnaire and each other Purchaser’s representations, warranties, agreements, acknowledgments and understandings in, and each other Purchaser’s compliance with, the Other Purchase Agreement to which such other Purchaser is a party, in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Series C Preferred Shares being acquired pursuant to this Agreement.

(k) No Governmental Review. The Purchaser understands that no Governmental Entity has passed on or made any recommendation or endorsement of the Series C Preferred Shares or the fairness or suitability of an investment in the Series C Preferred Shares nor has any such Governmental Entity passed upon or endorsed the merits of the offering of the Series C Preferred Shares.

(l) Residency. The Purchaser’s office in which its investment decision with respect to the Series C Preferred Shares was made is located at the address immediately below the Purchaser’s name on its signature page hereto.

(m) Trading. The Purchaser acknowledges that there is no trading market for the Series C Preferred Shares, and no such market is expected to develop.

(n) Financial Capability. The Purchaser has available funds necessary to consummate the Closing on the terms and conditions contemplated by this Agreement.

(o) Brokers and Finders. Other than the Placement Agents, no Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or the Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser. The Purchaser acknowledges that it is purchasing the Series C Preferred Shares being acquired pursuant to this Agreement directly from the Company and not from the Placement Agents.

(p) Prohibited Transactions; Confidentiality. The Purchaser has not, directly or indirectly, and no Person acting on behalf of or pursuant to any understanding with the Purchaser, has engaged in any purchases or sales in the securities, including derivatives, of the Company (including, without limitation, any Short Sales (a “Short Sale Transaction”) involving any of the Company’s securities) since the time that the Purchaser was first contacted by the Company, the Placement Agents or any other Person regarding an investment in the Company. The Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with the Purchaser will engage, directly or indirectly, in any Short Sale Transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers.

The undersigned represents and warrants that neither the undersigned nor any person or entity controlling, controlled by or under common control with the undersigned, or any person or entity having a beneficial interest in the undersigned, or any other person or entity on whose behalf the undersigned is acting: (a) is a person or entity listed in the annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (b) is included on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control within the United States Department of the Treasury (“OFAC”); (c) is a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515; (d) is otherwise subject to U.S. economic or trade sanctions; (e) is a non-U.S. shell bank or will make payment from or receive payment to a non-U.S. shell bank; (f) is a senior non-U.S. political figure or an immediate family member or close associate of such figure, or an entity owned or controlled by such a figure; or (g) is prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, antiterrorist, economic sanctions and asset control laws, regulations, rules or orders (each of categories (a) through (g), a “Prohibited Investor”). The undersigned agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist, economic sanctions and asset control laws, regulations, rules and orders. The undersigned consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about the undersigned as the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist, economic sanctions and asset control laws, regulations, rules and orders. If the undersigned is a financial institution that is subject to the Bank Secrecy Act, as amended (31 U.S.C. Section 5311, et. seq.), and its implementing regulations (collectively, the “Bank Secrecy Act”), the undersigned represents that the undersigned has met and will continue to meet all of its respective obligations under the Bank Secrecy Act. The undersigned further represents and warrants that the funds used to purchase the shares were legally derived under U.S. and any applicable foreign law, and were not derived from any activities in any geographic area subject to U.S. economic or trade sanctions, or with any entity or person subject to such sanctions. The undersigned acknowledges that if, following the investment in the Shares by the undersigned, the Company reasonably believes that the undersigned is a Prohibited Investor or has invested with funds derived illegally or will use the proceeds of the investment to further illegal activity or refuses to provide promptly information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting, and/or withhold or suspend distributions to the undersigned in respect of, the investment in accordance with applicable regulations or immediately require the undersigned to transfer the Shares. The undersigned further acknowledges that neither the undersigned nor any person or entity controlling, controlled by or under common control with the undersigned, nor any person or entity having a beneficial interest in the undersigned, nor any other person or entity on whose behalf the undersigned is acting will have any claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.

The undersigned represents and warrants that neither the undersigned nor any person or entity controlling, controlled by or under common control with the undersigned, or any person or entity having a beneficial interest in the undersigned, or any other person or entity on whose behalf the undersigned, is acting on behalf of or using the plan assets of (i) an “employee benefit plan” (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”)), that is subject to Title I of ERISA, (ii) a “plan” described in and subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (e.g., a qualified plan, a qualified annuity plan, an individual retirement account or arrangement, an Archer MSA, a health savings account or a Coverdell Education Savings Account), (iii) an entity whose underlying assets include “plan assets” of a plan described in clause (i) or (ii) by reason of such plan’s investment in such entity (including an insurance company general account), (iv) an entity that otherwise constitutes a “benefit plan investor” within the meaning of Department of Labor Regulation Section 2510.3-101 (29 C.F.R. Sections 2510.3-101), as modified by Section 3(42) of ERISA, or (v) an employee benefit plan (as defined in ERISA) that is not subject to Title I of ERISA or Section 4975 of the Code, e.g., because it is a “church plan” or a “governmental plan” (as such terms are defined for purposes of Title I of ERISA and Section 4975 of the Code) that is subject to federal, state, local or non-U.S. laws similar to the provisions of Title I of ERISA or Section 4975 of the Code. (the entities referenced in clauses (i) through (v), collectively, are referred to herein as “ERISA Plans”).

ARTICLE IV.

OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) Compliance with Laws. Notwithstanding any other provision of this Article IV, the Purchaser covenants that the Securities acquired by it pursuant to this Agreement and the Transaction Documents may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, or (iii) pursuant to Rule 144 (provided that the transferor provides the Company with reasonable assurances (in the form of a seller representation letter and, if applicable, a broker representation letter) that such Securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company, the Placement Agents and the Transfer Agent, at the transferor’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company and the Transfer Agent, the form and substance of which opinion shall be reasonably satisfactory to the Company and the Transfer Agent, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer (other than pursuant to clauses (i), (ii) or (iii) of the preceding sentence), any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreements with respect to such transferred Securities, provided such transferee is an accredited investor.

(b) Legends. Certificates representing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and, with respect to Securities held in book-entry form, the Transfer Agent will record such a legend or other notation on the share register), until such time as they are not required under Section 4.1(c) or applicable law:

THESE SECURITIES AND THE COMMON STOCK OF THE COMPANY UNDERLYING THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES AND THE COMMON STOCK OF THE COMPANY UNDERLYING THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, AND ITS TRANSFER AGENT, OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF A SELLER REPRESENTATION LETTER AND, IF APPLICABLE, A BROKER REPRESENTATION LETTER) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES OR THE COMMON STOCK OF THE COMPANY UNDERLYING THESE SECURITIES.

(c) Removal of Legends. The restrictive legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such restrictive legend or any other restrictive legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Securities are registered for resale under the Securities Act pursuant to an effective Registration Statement, (ii) such Securities are sold or transferred pursuant to Rule 144, or (iii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner-of-sale restrictions. Following the Effective Date and provided the registration statement referred to in clause (i) above is then in effect, or at such earlier time as a legend is no longer required for certain

Securities, the Company will no later than three Trading Days following the delivery by the Purchaser to the Company or the Transfer Agent (if delivery is made to the Transfer Agent a copy shall be contemporaneously delivered to the Company) of (i) a legended certificate representing such Securities (and, in the case of a requested transfer, endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect transfer), and (ii) an opinion of counsel to the extent required by Section 4.1(a), deliver or cause to be delivered to the Purchaser a certificate representing such Securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section. Certificates for Securities free from all restrictive legends may be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s primary broker with DTC as directed by the Purchaser.

(d) ERISA Plans. The Purchaser acknowledges and agrees that it will not sell or otherwise transfer the Securities or any interest therein to any ERISA Plans or any person acting on behalf of or controlling any ERISA Plan.

(e) Acknowledgement. The Purchaser acknowledges its responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act and any other applicable securities laws.

4.2 Furnishing of Information. In order to enable the Purchaser to sell the Securities under Rule 144 of the Securities Act, for a period of one (1) year from the Closing, the Company shall maintain the registration of the Common Stock under Section 12(b) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such one (1) year period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchaser and make publicly available the information described in Rule 144(c)(2), if the provision of such information will allow resales of the Securities pursuant to Rule 144.

4.3 Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Series C Preferred Shares as required under Regulation D. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Series C Preferred Shares being acquired pursuant to this Agreement for sale to the Purchaser at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Series C Preferred Shares being acquired pursuant to this Agreement required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

4.4 No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Series C Preferred Shares in a manner that would require the registration under the Securities Act of the sale of the Series C Preferred Shares being acquired pursuant to this Agreement to the Purchaser.

4.5 Securities Laws Disclosure; Publicity. On or before 9:00 a.m., New York City time, on the fourth (4th) Business Day immediately following the execution of this Agreement, the Company will file a Current Report on Form 8-K with the SEC describing the terms of the Transaction Documents (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement, the Registration Rights Agreements and the Articles Supplementary)). By 3:00 p.m., New York City time, on the Closing Date, the Company shall issue one or more press releases (collectively, the “Closing Press Release”) disclosing the occurrence of the Closing, and all material terms of the transactions contemplated hereby. On or before 9:00 a.m., New York City time, on the fourth Business Day immediately following the Closing Date, the Company will file a Current Report on Form 8-K with the SEC disclosing the occurrence of the Closing, and all material terms of the transactions contemplated hereby (and including as an exhibit to such Current Report on Form 8-K the Closing Press Release). Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchaser or any Affiliate or investment adviser of the Purchaser, or include the name of the Purchaser or any Affiliate or investment adviser of the Purchaser, in any press release or filing with the SEC (other than a registration statement) or any regulatory agency or Trading Market, without the prior written consent of the Purchaser, except (i) as required by federal securities law in connection with (A) any Registration Statement contemplated by the Registration Rights Agreements, (B) the Company’s proxy statement pursuant to Section 14(a) of the Exchange Act, and (C) the filing of final Transaction Documents with the SEC, and (ii) to the extent such disclosure is required by law, at the request of the staff of the SEC or as required by Trading Market regulations, in which case the Company shall provide the Purchaser with prior written notice of such disclosure permitted under subclause (i) or (ii) except to the extent not permitted by law or impracticable. The Purchaser acknowledges that it may be in possession of material, non-public information received from the Company, any Subsidiary or any of their respective officers, directors or employees or the Placement Agents relating to the Company or its Subsidiaries or to the real estate investment properties, including as described in the Annexes to the Memorandum, currently contemplated to be acquired by the

Company for a significant amount of time and will continue to possess such material non-public information until the Company files certain financial statements relating to the acquisitions with the SEC. Under the SEC’s rules and regulations, the Company has 71 days following the date that the initial report on Form 8-K must be filed disclosing the closing of some or all of the acquisition of the real estate investment properties to file such financial statements. The Purchaser covenants that until such time as all material, non-public information is disclosed by the Company, the Purchaser will (i) maintain the confidentiality of the existence and terms of the transactions contemplated herein, and (ii) not transact in the Company’s securities in contravention of applicable securities laws.

4.6 Listing of Common Stock. The Company will use its reasonable best efforts to maintain the listing of the Common Stock (including the Underlying Shares upon the Stock Conversion) on the Nasdaq Stock Market.

4.7 Filings; Other Actions.

(a) The Purchaser and the Company will cooperate and consult with each other and use commercially reasonable efforts to prepare and file all necessary and customary documentation, to effect all necessary and customary applications, notices, petitions, filings and other documents, and to obtain the Stockholder Approval and any other necessary and customary permits, consents, orders, approvals and authorizations of, or any exemption by, all third parties and Governmental Entities, (i) necessary or advisable to consummate the transactions contemplated by the Transaction Documents, and to perform the covenants contemplated by the Transaction Documents, in each case required of it, and (ii) with respect to the Purchaser, only to the extent typically provided by the Purchaser to such third parties or Governmental Entities, as applicable, under the Purchaser’s policies consistently applied and subject to such confidentiality requests as the Purchaser may reasonably seek. Each of the parties hereto shall execute and deliver both before and after the Closing such further certificates, agreements and other documents and take such other actions as the other party may reasonably request to consummate or implement such transactions or to evidence such events or matters, subject, in each case, to clauses (i) and (ii) of the first sentence of this Section 4.7(a).

(b) Notwithstanding Section 4.7(a), in no event shall the Purchaser be required to (1) accept any condition of a Governmental Entity with respect to any regulatory filing or approval which could jeopardize or potentially have the effect of jeopardizing any other investment opportunities (now or hereafter existing) of the Purchaser or any of its Affiliates, (2) cause the Purchaser to be required to agree to provide capital to the Company or any Subsidiary other than the aggregate Purchase Price to be paid for the Series C Preferred Shares to be purchased by it pursuant to the terms of this Agreement, or (3) provide information on its investors solely in their capacities as limited partners or other similar passive equity investors, and the Purchaser shall be entitled to request confidential treatment from any Governmental Entity and not disclose to the Company any information that is confidential and proprietary to the Purchaser.

(c) The Purchaser will have the right to review in advance, and to the extent practicable the Company will consult with the Purchaser with respect to (subject to laws relating to the exchange of information and confidential information related to the Purchaser), all the information (other than confidential information) relating to the Purchaser, and any of its Affiliates, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions to which it will be party contemplated by this Agreement; provided, however, that (i) no Purchaser shall have the right to review any such information relating to another Purchaser, (ii) a Purchaser shall not be required to disclose to the Company any information that is confidential and proprietary to such Purchaser, and (iii) with the exception of the Registration Statement contemplated by the Registration Rights Agreements, its identity shall not be disclosed in any filing or public announcement without its prior written consent. In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable. Each of the parties hereto agrees to keep the other party reasonably apprised of the status of matters referred to in this Section 4.7.

4.8 Stockholders’ Meeting. At the Company’s annual meeting of its stockholders anticipated to occur in June 4, 2015, the Company will include a proposal to approve the Stock Conversion for purposes of the rules and requirements of the Nasdaq Stock Market (the “Stockholder Approval”).

4.9 Certain Transactions. The Company will not merge or consolidate into, or sell, transfer or lease all or substantially all of its property or assets to, any other party unless the successor, transferee or lessee party, as the case may be (if not the Company), assumes (expressly or by operation of law) the due and punctual performance and observance of each and every covenant and condition of this Agreement to be performed and observed by the Company.

4.10 Reservation of Underlying Shares. Subject to receipt of the Stockholder Approval, the Company shall reserve, and will continue to reserve, free of any preemptive or similar rights of stockholders of the Company, a number of unissued shares of Common Stock, sufficient to issue and deliver the Underlying Shares into which the Series C Preferred Shares are convertible.

4.11 Corporate Opportunities. The Company and the Purchaser acknowledge that each of the Purchasers (and their Affiliates and related investment funds and investment advisers) may review the business plans and related proprietary information of any enterprise, including enterprises which may have products or services which compete directly or indirectly with those of the Company and its Subsidiaries, and may trade in the securities of such enterprise. None of the Purchasers shall be precluded or in any way restricted from investing or participating in any particular enterprise, or trading in the securities thereof whether or not such enterprise has products or services that compete with those of the Company and its Subsidiaries. The Company and the Purchaser expressly acknowledge and agree that (a) each of the Purchasers has the right to, and shall have no duty (contractual or otherwise) not to, directly or indirectly, engage in the same or similar business activities or lines of business as the Company and its Subsidiaries, and (b) in the event that any of the Purchasers acquires knowledge of a potential transaction or matter that may be a corporate opportunity for the Company or any of its Subsidiaries, other than through a communication from the Company or any of its Affiliates concerning such opportunity, such Purchaser shall have no duty (contractual or otherwise) to communicate or present such corporate opportunity to the Company or any of its Subsidiaries, and shall not be liable to the Company or any of its Subsidiaries or any other Purchasers or stockholders of the Company for breach of any duty (contractual or otherwise) by reason of the fact such Purchaser, directly or indirectly, pursues or acquires such opportunity for itself, directs such opportunity to another Person, or does not present such opportunity to the Company or its Subsidiaries.

4.12 Use of Proceeds. The Company shall use the proceeds from the sale of the Series C Preferred Shares hereunder as set forth in the Memorandum under “Use of Proceeds.”

The undersigned acknowledges that the Placement Agents have acted as agents for the Company in connection with the sale of the Shares and consents to the Placement Agents’ actions in this regard and hereby waives any and all claims, actions, liabilities, damages or demands the undersigned may have against the Placement Agents in connection with any alleged conflict of interest arising from the Placement Agents’ engagement as an agent of the Company with respect to the sale by the Company of the Shares to the undersigned.

The undersigned agrees to indemnify and hold harmless each of the Company, the Placement Agents, their respective directors and executive officers and any other person who controls or is controlled by the Company or the Placement Agents, within the meaning of Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended, from and against any and all loss, liability, claim, damage and expense whatsoever (including, without limitation, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon (a) any false, misleading or incomplete representation, declaration or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned in this Agreement or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction or (b) any action for securities law violations by the undersigned.

The undersigned understands and agrees that the undersigned is purchasing Shares directly from the Company and not from the Placement Agents and that the Placement Agents did not make any representations, declarations or warranties to the undersigned regarding the Shares, the Company or the Company’s offering of the Shares.

If the undersigned and/or any Account is a “U.S. person” for U.S. federal income tax purposes, the undersigned and/or such Account has completed, signed, dated and returned to the Company an Internal Revenue Service (IRS) Form W-9 “Request for Taxpayer Identification Number and Certification” in accordance with the instructions accompanying such form. If the undersigned and/or any Account is not a “U.S. person” for U.S. federal income tax purposes, the undersigned and/or such Account has completed, signed, dated and returned to the Company an (i) IRS Form W-8BEN “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Individuals),” (ii) IRS Form W-8BEN-E “Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding and Reporting (Entities),” (iii) IRS Form W-8ECI “Certificate of Foreign Person’s Claim for Exemption from Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States,” (iv) IRS Form W-8EXP “Certificate of Foreign Government or Other Foreign Organization for United States Tax Withholding” or (v) IRS Form W-8IMY “Certificate of Foreign Intermediary, Foreign Partnership, or Certain U.S. Branches for United States Tax Withholding,” as applicable, in accordance with the instructions accompanying the appropriate IRS Form.

The undersigned agrees to provide, and periodically update, at any time requested by the Company, any information the Company deems necessary to comply with any requirement imposed by Internal Revenue Code Sections 1471 – 1474 and the Treasury Regulations and other guidance issued thereunder, and take any other actions required by such provisions, in order to reduce or eliminate withholding taxes. The undersigned agrees to promptly notify the Company of any changes in the information described above. The undersigned acknowledges that if it fails to comply with the above requirements on a timely basis, it may be subject to a 30% U.S. federal withholding tax on (1) U.S. source dividends, interest and certain other income and (2) gross proceeds from the sale or other disposition of U.S. stocks, debt instruments and certain other assets.

The undersigned, on its own behalf and on behalf of each Account, if any, will complete or cause to be completed the registration statement questionnaire in the form attached hereto as Exhibit D for use by the Company in the preparation of a registration statement (the “Registration Statement”) in accordance with the Registration Rights Agreements. The answers to such questionnaire will be true and correct as of the date thereof and as of the effective date of the registration statement. The undersigned will notify the Company immediately of any material change in any such information provided in such questionnaire occurring prior to the sale of any Shares by the undersigned or any Account.

The Placement Agents (which are third-party beneficiaries of this Agreement) and the Company are entitled to rely upon this Agreement and are irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

ARTICLE V.

CONDITIONS PRECEDENT TO CLOSING

5.1 Conditions Precedent to the Obligations of the Purchaser to Purchase Series C Preferred Shares. The obligation of the Purchaser to purchase at the Closing the Series C Preferred Shares being acquired pursuant to this Agreement is subject to the fulfillment to the Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by the Purchaser (as to itself only):

(a) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

(b) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date.

(c) Articles Supplementary. The Company shall have filed the Articles Supplementary with the Maryland SDAT, and the Articles Supplementary shall be in full force and effect.

(d) Minimum Gross Proceeds. The Company shall have received (or shall receive concurrently with the Closing) aggregate gross proceeds from the sale of the Series C Preferred Shares to all Purchasers of not less than $50,000,000.

(e) Nasdaq. There shall be no disapproval, written or otherwise, of the Nasdaq Stock Market to the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities.

5.2 Conditions Precedent to the Obligations of the Company. The Company’s obligation to sell and issue at the Closing the Series C Preferred Shares being acquired by the Purchaser pursuant to this Agreement is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(a) Purchaser Deliverables. The Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).

(b) Representations and Warranties. The representations and warranties of the Purchaser contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date.

(c) Minimum Gross Proceeds. The Company shall have received (or shall receive concurrently with the Closing) aggregate gross proceeds from the sale of the Series C Preferred Shares to all Purchasers of not less than $50,000,000.

(d) Nasdaq. There shall be no disapproval, written or otherwise, of the Nasdaq Stock Market to the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities.

ARTICLE VI.

MISCELLANEOUS

6.1 Survival. The representations and warranties of the parties hereto contained in this Agreement shall survive in full force and effect until the date that is 18 months after the Closing Date (or until final resolution of any claim or action arising from the breach of any such representation and warranty, if notice of such breach was provided prior to the end of such period), at which time they shall terminate, except the Company Specified Representations and the Purchaser Specified Representations shall survive the Closing indefinitely. The covenants and agreements set forth in this Agreement shall survive until the earliest of the duration of any applicable statute of limitations, until performed or no longer operative in accordance with their respective terms.

6.2 Fees and Expenses. The parties hereto shall be responsible for the payment of all expenses incurred by them in connection with the preparation and negotiation of the Transaction Documents and the consummation of the transactions contemplated hereby. The Company shall pay all amounts owed to the Placement Agents relating to or arising out of the transactions contemplated hereby. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.

6.3 Entire Agreement. The Transaction Documents, together with the Exhibits hereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchaser will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

6.4 Notices. All notices, consents, approvals, waivers or other communications (each, a “Notice”) required or permitted hereunder, except as herein otherwise specifically provided, shall be in writing and shall be: (i) delivered personally or by commercial messenger; (ii) sent via a recognized overnight courier service, or (iii) sent by facsimile transmission, provided confirmation of receipt is received by sender and such Notice is sent or delivered contemporaneously by an additional method provided in this Section 6.4; in each case so long as such Notice is addressed to the intended recipient thereof as set forth below:

If to the Company:

Wheeler Real Estate Investment Trust, Inc.

Riversedge North

2529 Virginia Beach Boulevard

Virginia Beach, Virginia 23452

Attention: Jon S. Wheeler, Chairman and Chief Executive Officer

Telephone: (757) 627-9088

Fax: (757) 627-9082

With a copy to:

Haneberg, PLC

310 Granite Avenue

Richmond, Virginia 23226

Attention: Bradley A. Haneberg

Telephone: (804) 814-2209

Email: brad@haneberg.us

If to Purchaser:

At its addresses on the signature page hereto.

Any party may change its address specified above by giving each party Notice of such change in accordance with this Section 6.4. Any Notice shall be deemed given upon actual receipt (or refusal of receipt).

6.5 Amendments; Waivers; No Additional Consideration. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration (pro rata with respect to each Purchaser’s Subscription Amount) is also offered to all Purchasers.

6.6 Construction.

(a) The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

(b) The words “hereof”, “herein” and “hereunder” and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to Articles, Sections, Exhibits and Schedules are to Articles, Sections, Exhibits and Schedules of this Agreement unless otherwise specified. All Exhibits and Schedules annexed hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Any capitalized terms used in any Exhibit or Schedule but not otherwise defined therein, shall have the meaning set forth in this Agreement. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “, but not limited to,”, whether or not they are in fact followed by those words or words of like import. Except as the context may otherwise require, references to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof; provided that with respect to any agreement or contract listed on any Schedules hereto, all such amendments, modifications or supplements must also be listed in the appropriate Schedule. References to a statute shall be to such statute, as amended from time to time, and to the rules and regulations promulgated thereunder. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

6.7 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchaser. The Purchaser may assign its rights hereunder in whole or in part to (i) any of its Affiliates or (ii) any Person to whom the Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound with respect to the transferred Securities by the terms and conditions of this Agreement that apply to the “Purchaser” and such Person is an “accredited investor” as defined in Rule 501(a) of Regulation D.

6.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than indemnified Persons.

6.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Actions concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, officers, directors, managers, members, employees or agents) may be commenced on a non-exclusive basis in the New York Courts. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Action, any defense or claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Action has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Action by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

6.10 Execution. This Agreement may be executed with counterpart signature pages or in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.12 Replacement of Stock Certificates. If any certificate or instrument representing any Series C Preferred Share or share of Common Stock is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond, to be purchased by Purchaser, in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement certificate for such Series C Preferred Share or share of Common Stock. If a replacement certificate or instrument representing any Series C Preferred Share or share of Common Stock is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.

6.14 Payment Set Aside. To the extent that the Company makes a payment or payments to the Purchaser pursuant to any Transaction Document or the Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.15 Independent Nature of Purchaser’s Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of the Purchaser to purchase Series C Preferred Shares pursuant to the Transaction Documents has been made by the Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the

Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and neither the Purchaser nor any of its officers, directors, managers, members, partners, investors, agents, employees or investment advisers shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Purchaser acknowledges that no other Purchaser has acted as agent for the Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of the Purchaser in connection with monitoring its investment in the Series C Preferred Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

6.16 Termination.

(a) This Agreement may be terminated and the sale and purchase of the Series C Preferred Shares provided for herein abandoned at any time prior to the Closing by either the Company or the Purchaser upon written notice to the other, as follows:

(i) by mutual written agreement of the Company and the Purchaser; or

(ii) by the Company or the Purchaser if the Closing has not been consummated on or prior to 11:59 p.m., New York City time, on March 19, 2015; provided, however, that the right to terminate this Agreement under this Section 6.16 shall not be available to any Person whose breach of this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

(b) The Company shall give prompt notice of any such termination by the Purchaser or the Company to each other Purchaser, and, if necessary, work in good faith to restructure the transaction to allow each Purchaser that does not exercise a termination right to purchase the full number of Series C Preferred Shares set forth below the Purchaser’s name on the signature page of the Agreement to which it is a party.

(c) If this Agreement is terminated as permitted by this Section 6.16, such termination shall be without liability of either party (or any stockholder, member, partner, investor, director, officer, employee, agent, consultant or representative of such party) to the other party to this Agreement; provided that nothing in this Section 6.16 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents prior to termination. Upon a termination in accordance with this Section (or of any Other Purchase Agreement in accordance with a corresponding Section), no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom and each other Purchaser will be a third party beneficiary of this provision. The provisions of this Article VI shall survive any termination thereof pursuant to this Section 6.16 and shall remain in full force and effect.

6.17 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever the Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then the Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:
Name:	Jon S. Wheeler
Its:	Chairman and Chief Executive Officer
Date:

PURCHASER

Purchaser Name:
By:
Name:
Title:
SSN/TIN:
Telephone No:
Facsimile No.
Email:
Address:

Date:

Aggregate Purchase Price

(Subscription Amount)

Number of Series C Preferred Shares to be purchased

multiplied by:	$1,000.00 per share

Aggregate Purchase Price	$

Preferred Means of Delivery (Choose One Only)

Certificated (i.e., a physical stock certificate will be delivered to you)   ☐

Book-Entry (i.e., your ownership will be recorded at the Transfer Agent)   ☐

(You must pay the Subscription Amount pursuant to the instructions to be provided by Compass Point/Maxim. To the extent the actual number of Shares purchased and received by the undersigned (and/or any Account) is different than the number subscribed for, the Company and Compass Point/Maxim may amend this Agreement to reflect the actual number of Shares purchased and received by the undersigned.